UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 28, 2007 (August 22, 2007)

Wise Metals Group LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-117622	52-2160047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

857 Elkridge Road, Suite 600

Linthicum, Maryland 21090

(Address of principal executive offices)

(410) 636-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

On August 22, 2007, Wise Metals Group LLC (the “Company”) dismissed Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm. The reports of E&Y on the Company’s financial statements for the fiscal years ended December 31, 2005 and 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The dismissal of E&Y was approved by the Company’s board of managers.

During the Company’s fiscal years ended December 31, 2005 and 2006 and through August 22, 2007, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference thereto in its reports on the Company’s financial statements for such years.

The Company’s management concluded that as of December 31, 2006 the Company did not maintain effective internal control over financial reporting. The Company had not maintained sufficient staff with appropriate training with respect to U.S. Generally Accepted Accounting Principles and SEC financial reporting rules and regulations and that this resulted in a material weakness. The Audit Committee of the Company’s board of managers discussed the material weakness with E&Y, and the Company has authorized E&Y to respond fully to the inquiries of a successor auditor concerning the subject matter of the material weakness.

Except for the material weakness described above, during the Company’s fiscal years ended December 31, 2005 and 2006 and through August 22, 2007, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided E&Y with a copy of this disclosure and requested that E&Y furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of E&Y’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On August 28, 2007, the Company engaged PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as its principal independent accountant with the approval of the Company’s board of managers. The Company has not consulted with PwC regarding any of the matters or events set forth in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K prior to engaging them as the Company’s new auditors.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter from Ernst & Young LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISE METALS GROUP LLC

By:	/s/ Kenneth Stastny
Name:	Kenneth Stastny
Title:	Chief Financial Officer

Date: August 28, 2007

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP